UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2016

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)
13515 Ballantyne Corporate Place Charlotte, North Carolina 28277 (Address of Principal Executive Offices) Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
❑	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
❑	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2016, Snyder’s-Lance, Inc. (the “Company”) issued a press release with respect to its preliminary financial results for the full year and fourth quarter ended January 2, 2016. A copy of the press release is being furnished as Exhibit 99.1 hereto. The Company will also hold a conference call and live webcast on January 27, 2016 to discuss its financial results.  The PowerPoint slides to be used during the presentation are attached as Exhibit 99.2 hereto. The press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially.

The exhibit attached hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

The information furnished under this Item 2.02, Item 7.01 and Exhibit 99.1 hereto and all other matters except for those discussed under Item 8.01 below shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

Item 7.01 Regulation FD Disclosure.

The Company announced that on January 25, 2016 the U.S. Securities and Exchange Commission declared effective the Company’s registration statement on Form S-4 relating to its pending acquisition of Diamond Foods, Inc. (“Diamond”). The Company also announced that it has scheduled its special meeting of stockholders in connection with the pending acquisition for February 26, 2016 at 9:00 a.m. local time at Homewood Suites, located at 12030 Copper Way, Charlotte, NC 28277. The Company’s stockholders of record as of the close of business on January 26, 2016 are entitled to vote at the special meeting.

The Company expects to begin mailing a joint proxy statement/prospectus to its stockholders on or about January 28, 2016. This joint proxy statement/prospectus will contain information for stockholders of both companies, as well as instructions for stockholders on voting.

Item 8.01.	Other Events.

On January 27, 2016, the Company issued a press release with respect to the preliminary financial results for the fourth quarter ended January 2, 2016 and for full year 2015. The Company’s preliminary unaudited net sales for the full year are estimated to be $1.66 billion, an increase of 4% compared to prior year when adjusted for the 53rd week in 2014, which accounted for approximately $30 million in net revenue. Fourth quarter 2015 unaudited net revenue is anticipated to be lower than expected given several factors which contributed to estimated net sales of $406 million vs. approximately $430 million, the lower end of the Company’s guidance. The lower net revenue is expected to result in earnings per share for full year 2015 of $1.00 to $1.02, excluding special items, on a fully diluted basis. For full year 2015, GAAP earnings per share, which include special items, is expected to be $0.70 to $0.72 on a fully diluted basis. Special items for 2015 primarily include asset impairments related to restructuring, Diamond-related transaction expenses and certain litigation-related fees and expected settlements.

The Company provided the following reasons for the lower than expected revenues in the fourth quarter of 2015:

•	contract manufacturing and some branded sales losses resulting from a heavy storm and extended power outage at one of its largest bakeries;
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•	larger than expected revenue declines related to strategic changes in a large customer which impacted space, displays and store inventory levels for some of its branded products

The issues related to the bakery shutdown are completely resolved and the Company continues to push for ways of developing new revenue opportunities with its largest customers.

The preliminary, unaudited results excluding special items contained in this Current Report on Form 8-K are based on management’s initial review of operations for the quarter and year ended January 2, 2016 and remain subject to completion of the Company’s customary annual closing and independent audit. Final adjustments and other material developments may arise between the date of this Current Report on Form 8-K and the date the Company announces fourth quarter results and the filing of the Company’s Annual Report on Form 10-K with the SEC. The Company plans to have a follow up analyst call after the final results have been audited.

Cautionary Information about Forward Looking Statements

This communication contains statements which may be forward looking within the meaning of applicable securities laws.  The statements include the expected completion of the acquisition of Diamond Foods, Inc., the time frame in which the acquisition will occur, and the expected benefits to Snyder's-Lance from completing the acquisition. The statements are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include, among other things, the possibility that stockholder approval may not be obtained or that other conditions to the closing of the merger may not be satisfied, the potential impact on the business of Snyder’s-Lance or Diamond Foods due to the announcement of the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, difficulties with the successful integration and realization of the anticipated benefits or synergies from the proposed acquisition, the ability of Snyder's-Lance to achieve its strategic initiatives, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Snyder’s-Lance or Diamond Foods’ overall business, including those more fully described in Snyder’s-Lance’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 3, 2015, and its most recent quarterly report filed on Form 10-Q for the quarter year ended October 3, 2015, and those more fully described in Diamond Foods’ filings with the SEC, including its annual report on Form 10-K for the fiscal year ended July 31, 2015 and its most recent quarterly report filed on Form 10-Q for the quarter ended September 30, 2015.

Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction Diamond Foods, Inc. (“Diamond Foods”) and Snyder’s-Lance, Inc. (“Snyder’s-Lance”), Snyder’s-Lance has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement of Diamond Foods that also constitutes a proxy statement/prospectus of Snyder’s-Lance.  We intend to mail the final proxy statement/prospectus to all stockholders of both Diamond Foods and Snyder’s Lance upon completion. The registration statement and the proxy statement/prospectus contain important information about Snyder’s-Lance and Diamond Foods, the transaction and related matters.

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STOCKHOLDERS OF DIAMOND FOODS AND SNYDER’S-LANCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Diamond Foods at www.diamondfoods.com and from Snyder’s-Lance’s at www.snyderslance.com.

Participants in the Solicitation

Diamond Foods, Snyder’s-Lance and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect of the proposed transaction. Information about the directors and executive officers of Diamond Foods, including their respective interest in security holding of Diamond Foods, is set forth in the registration statement on Form S-4 or incorporated by reference to the proxy statement for Diamond Foods’ 2015 Annual Meeting of Stockholders, which was filed with the SEC on November 26, 2014. Information about the directors and executive officers of Snyder’s-Lance is set forth in the proxy statement for Snyder’s-Lance’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2015 and its Current Report on Form 8-K filed with the SEC on October 1, 2015. Investors may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement/prospectus regarding the transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company, dated January 27, 2016, regarding preliminary financial results for the quarter and year ended January 2, 2016.
99.2	Snyder’s-Lance, Inc. Announcement of Shareholder Meeting and Preliminary 2015 Results

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S- LANCE, INC.
(Registrant)

Date: January 27, 2016

By: /s/ Rick D. Puckett

Rick D. Puckett

Executive Vice President, Chief Financial Officer

and Chief Administrative Officer

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